UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

CENTRUS ENERGY CORP
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
MD, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2022 annual meeting of stockholders on June 23, 2022. As of April 25, 2022, the record date for the Annual Meeting, there were 13,781,467 shares of Centrus Class A common stock outstanding, each entitled to one vote. The number of shares present at the annual meeting was 11,277,895, or approximately 82%.

At the annual meeting, the Company’s stockholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s proxy statement.

Proposal 1

The Company’s stockholders elected eight directors (listed below) to hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified. There were no abstentions. The number of votes cast for or withheld and the broker non-votes were as follows:

Nominee	For	Withheld
Kirkland H. Donald	9,125,121	37,232
W. Thomas Jagodinski	9,111,014	51,339
Tina W. Jonas	8,326,414	835,939
William J. Madia	9,124,746	37,607
Daniel B. Poneman	9,139,477	22,876
Bradley J. Sawatzke	9,040,039	122,314
Neil S. Subin	8,488,027	674,326
Mikel H. Williams	9,110,408	51,945

Broker Non-Votes: 2,115,542

Proposal 2

The Company’s stockholders cast their votes with respect to the advisory approval of the Company’s executive compensation (i.e., "say on pay") as set forth below:

For	Against	Abstain	Broker Non-Votes
9,105,287	43,009	14,056	2,115,542

Proposal 3

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2022 as set forth below:

For	Against	Abstain	Broker Non-Votes
11,178,045	24,884	74,966	0

Item 9.01 Financial Statements and Exhibits.

On June 23, 2022, the Company issued a press release with respect to the results of the annual meeting of stockholders. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated June 23,2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	June 23, 2022	By:	/s/ Philip O. Strawbridge
Philip O. Strawbridge
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer